TO BUSINESS AND TECHNOLOGY EDITORS:

FARO Announces $30 Million Share Repurchase Program

LAKE MARY, Fla., Nov. 24 /PRNewswire-FirstCall/ -- FARO Technologies, Inc. (Nasdaq: FARO) announced today that its Board of Directors approved a program to acquire up to $30 million of the Company's common stock.

"Our strong balance sheet combined with continuing strong cash flows enable us to return value to our shareholders with this repurchase program," said Jay Freeland, FARO's President & Chief Executive Officer. "The current stock price levels provide a compelling argument for a stock repurchase and reflect our confidence in the company's long-term growth prospects. The repurchase will not affect our ongoing growth strategies, both organically and inorganically. This is simply a reflection on our view of the strength of this company."

The company expects to repurchase shares from time to time depending on market conditions, subject to trading restrictions and other legal requirements. The program may be discontinued at any time.

This press release contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are subject to risks and uncertainties, such as statements about our plans, objectives, projections, expectations, assumptions, strategies, or future events. Statements that are not historical facts or that describe the Company's plans, objectives, projections, expectations, assumptions, strategies, or goals are forward-looking statements. In addition, words such as "may," "believes," "anticipates," "expects," "intends," "plans," "seeks," "estimates," "will," "should," "could," "projects," "forecast," "target," "goal," and similar expressions or discussions of our strategy or other intentions identify forward-looking statements. Other written or oral statements, which constitute forward-looking statements, also may be made by the Company from time to time. Forward-looking statements are not guarantees of future performance and are subject to various known and unknown risks, uncertainties, and other factors that may cause actual results, performances, or achievements to differ materially from future results, performances, or achievements expressed or implied by such forward-looking statements. Consequently, undue reliance should not be placed on these forward-looking statements.

Factors that could cause actual results to differ materially from what is expressed or forecasted in forward-looking statements include, but are not limited to the risks detailed in the Company's Annual Report on Form 10-K and other filings from time to time with the Securities and Exchange Commission.

Forward-looking statements in this release represent the Company's judgment as of the date of this release. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

About FARO

With approximately 18,000 installations and 8,600 customers globally, FARO Technologies, Inc. designs, develops, and markets portable, computerized measurement devices and software used to create digital models -- or to perform evaluations against an existing model -- for anything requiring highly detailed 3-D measurements, including part and assembly inspection, factory planning and asset documentation, as well as specialized applications ranging from surveying, recreating accident sites and crime scenes to digitally preserving historical sites.
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FARO's technology increases productivity by dramatically reducing the amount of on-site measuring time, and the various industry-specific software packages enable users to process and present their results quickly and more effectively.

Principal products include the world's best-selling portable measurement arm -- the FaroArm; the world's best-selling laser tracker -- the FARO Laser Tracker X and Xi; the FARO Laser ScanArm; FARO Photon Laser Scanners; the FARO Gage, Gage-PLUS and PowerGAGE; and the CAM2 Q family of advanced CAD-based measurement and reporting software. FARO Technologies is ISO-9001 certified and ISO-17025 laboratory registered.